UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 27, 2005

www.bmhc.com

Building Materials Holding Corporation

Delaware	000-23135	91-1834269
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Embarcadero Center, Suite 3250, San Francisco, CA 94111

(415) 627-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 425 under Securities Act (17 CFR 230.425)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events

Building Materials Holding Corporation (Nasdaq: BMHC) announced that its wholly owned subsidiary, BMC Construction, Inc., acquired a 51% interest in a newly formed business, RCI Construction, LLC. The remaining 49% is owned by Residential Carpentry, Inc. and its three shareholders, Robert Blose, Keith Kotche, and Edward Levato. RCI Construction, LLC will provide turnkey construction services to high-volume production builders in the greater Chicago area.

Exhibit 99.1  News release dated January 27, 2005

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Building Materials Holding Corporation

Date: January 31, 2005	/s/ William M. Smartt
William M. Smartt
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	News release dated January 27, 2005